Exhibit 10.5

IRREVOCABLE REGISTRATION RIGHTS WAIVER AND AMENDMENT

This Irrevocable Registration Rights Waiver and Amendment (this “Agreement”) is made effective as of December 19, 2018, by and among Scholar Rock Holding Corporation, a Delaware corporation (the “Company”), and the undersigned holders of Registrable Securities (the “Investors”).

Reference is hereby made to that certain Investors’ Rights Agreement by and among the Company and the parties thereto (the “Rights Agreement”), dated as of December 22, 2017, and as amended and in effect from time to time.  Capitalized terms used, but not defined herein, shall have the meanings given to such terms in the Rights Agreement.

WHEREAS

Section 2.10 of the Rights Agreement provides that the Company shall not, without the prior written consent of the holders of eighty percent (80%) of the Registrable Securities then outstanding (the “Requisite Holders”), enter into any agreement with any holder or prospective holder of any securities of the Company that (i) allow such holder or prospective holder to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder ((i) and (ii), the “Prohibited Actions”);

WHEREAS

In connection with the Company’s entry into a Master Collaboration Agreement with Gilead Sciences, Inc. (“Gilead”), Gilead will be purchasing shares of the Company’ Common Stock having an aggregate purchase price of $30,000,000 (the “Share Purchase”);

WHEREAS

In connection with the Share Purchase, the Company plans to enter into a Registration Rights Agreement with Gilead, in substantially the form attached hereto as Exhibit A (the “Gilead Rights Agreement”), pursuant to which Gilead would be granted registration rights that are Prohibited Actions;

WHEREAS

The Company has requested that the Investors consent to the Company’s entry into the Gilead Rights Agreement and the granting of the registration rights specified therein to Gilead (collectively, the “Gilead Transaction”), and the undersigned Investors, representing the Requisite Holders, hereby desire to consent to the Gilead Transaction;

WHEREAS	Section 6.6 of the Rights Agreement provides that, subject to certain exceptions, the Rights Agreement may be amended only with the written consent of the Company and the Requisite Holders; and

WHEREAS

In connection with the Gilead Transaction, the Company has also requested that the Investors consent to the amendment of the Rights Agreement as set forth on Exhibit A hereto (the Rights Agreement Amendment”), and the undersigned

Investors, representing the Requisite Holders, hereby desire to consent to the Rights Agreement Amendment.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and agreed to by all parties, the parties hereto agree as follows:

Rights Agreement

1.           Subject to, and contingent upon, the effectiveness of the Share Purchase, the undersigned Investors hereby consent, effective as of December 23, 2018 and on behalf of all Holders party to the Rights Agreement, to the Gilead Transaction in its entirety, including without limitation the Company’s grant of certain registration rights to Gilead, which without this consent, would be Prohibited Actions.

2.           Subject to, and contingent upon, the effectiveness of the Share Purchase, the undersigned Investors hereby consent, effective as of December 23, 2018 and on behalf of all Holders party to the Rights Agreement, to the Rights Agreement Amendment.

3.           Subject to, and contingent upon, the effectiveness of the Share Purchase, the undersigned Investors hereby agree, on behalf of all Holders party to the Rights Agreement, that once this Agreement is in effect, it shall be irrevocable.

4.           Any term of this Agreement may be amended, modified or terminated and the observance of any term of this Agreement may be waived only with the written consent of Gilead, which is an intended third-party beneficiary of this Agreement and shall have the right to enforce the terms hereof as though it were a party hereto.

General

4.             This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed an original instrument, and all such counterparts together shall constitute but one agreement.  This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered.

5.             This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

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IN WITNESS WHEREOF, the parties have executed this Irrevocable Registration Rights Waiver and Amendment as of the date first above written.

SCHOLAR ROCK HOLDING CORPORATION

By:	/s/ Nagesh Mahanthappa
Nagesh Mahanthappa
President and Chief Executive Officer

[Signature Page to Irrevocable Registration Rights Waiver and Amendment]

INVESTORS:

ARCH Venture Fund VIII, L.P.

By: ARCH Venture Partners VIII, L.P.
Its: General Partner
By: ARCH Venture Partners VIII, LLC
Its: General Partner

By:	/s/ Mark McDonnell
Name: Mark McDonnell
Title: Managing Director

[Signature Page to Irrevocable Registration Rights Waiver and Amendment]

INVESTORS:

POLARIS VENTURE PARTNERS VI, L.P.

By:	POLARIS VENTURE MANAGEMENT CO. VI, L.L.C.
ITS GENERAL PARTNER

By:	/s/ Max Eisenberg
Name: Max Eisenberg
Title: Attorney-in-fact

POLARIS VENTURE PARTNERS FOUNDERS’ FUND VI, L.P.

By:	POLARIS VENTURE MANAGEMENT CO. VI, L.L.C.
ITS GENERAL PARTNER

By:	/s/ Max Eisenberg
Name: Max Eisenberg
Title: Attorney-in-fact

[Signature Page to Irrevocable Registration Rights Waiver and Amendment]

INVESTORS:

By:	/s/ Timothy Springer
Name: Timothy Springer

TAS PARTNERS, LLC

By:	/s/ Timothy Springer
Name: Timothy Springer

ARCH Venture Fund VIII, L.P.

By: ARCH Venture Partners VIII, L.P.
Its: General Partner
By: ARCH Venture Partners VIII, LLC

Its: General Partner

Managing Director

[Signature Page to Irrevocable Registration Rights Waiver and Amendment]

EXHIBIT A

The following supersedes and replaces Section 2.3(a) of the Rights Agreement:

“If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice.  The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders.  In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.  Notwithstanding any other provision of this Subsection 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting; and provided, however, that for the purpose of the foregoing sentence, the term “Holders” shall include Gilead Sciences, Inc. (“Gilead”), and the term “Registrable Securities” shall include the Registrable Securities held by Gilead, as defined in that certain Registration Rights Agreement, by and among the Company, Gilead and each stockholder of the Company listed on Schedule A thereto.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.”

The following supersedes and replaces Section 2.3(b) of the Rights Agreement:

“In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company.  If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering.  If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders; provided, however, that for the purpose of the foregoing sentence, the term “Holders” shall include Gilead, and the term “Registrable Securities” shall include the Registrable Securities held by Gilead, as defined in that certain Registration Rights Agreement, by and among the Company, Gilead and each stockholder of the Company listed on Schedule A thereto.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.  Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below thirty percent (30%) of the total number of securities included in such offering.  For purposes of the provision in this Subsection 2.3(a) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.”